Exhibit 10.12

EXECUTION VERSION

SECOND AMENDMENT AND INCREMENTAL FACILITY AMENDMENT TO

SENIOR SECURED FIRST LIEN CREDIT AGREEMENT

This SECOND AMENDMENT AND INCREMENTAL FACILITY AMENDMENT TO SENIOR SECURED FIRST LIEN CREDIT AGREEMENT (this “Second Amendment”) is dated as of December 21, 2018 and is entered into by PROJECT ANGEL HOLDINGS, LLC, a Delaware limited liability company (“Initial Borrower”), PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MERIDIANLINK, INC., a California corporation (“ML Target”, and together with Initial Borrower, each a “Borrower” and collectively the “Borrowers”), PROFESSIONAL CREDIT REPORTING, INC., a California corporation (“PCR”), ML EAST ACQUISITION SUBSIDIARY, INC. (formerly known as CRIF Corporation), a Florida corporation (“ML East”, and together with Initial Borrower, Holdings, ML Target and PCR, each a “Loan Party” and collectively, the “Loan Parties”), the Incremental Term Loan Lenders (as defined below), and ANTARES CAPITAL LP, a Delaware limited partnership, as administrative agent, collateral agent and an L/C Issuer (the “Administrative Agent”), and is made with reference to that certain SENIOR SECURED FIRST LIEN CREDIT AGREEMENT, dated as of May 31, 2018 (the “Existing Credit Agreement”) (as amended by (i) that certain Amendment No. 1 to Senior Secured First Lien Credit Agreement, dated as of July 3, 2018, (ii) that certain Limited Waiver to Senior Secured First Lien Credit Agreement dated as of December 21, 2018, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Second Amendment, the “Amended Credit Agreement”), by and among the Borrowers, Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Second Amendment.

RECITALS

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrowers may request that the lenders provide Incremental Term Commitments by entering into one or more Incremental Commitment Amendments executed by the Loan Parties, the Administrative Agent, and each lender providing such Incremental Term Commitments, in each case, subject to the express terms and conditions of the Credit Agreement;

WHEREAS, the Borrowers have requested and the lenders identified on Schedule A hereto (each an “Incremental Term Loan Lender”, and collectively, the “Incremental Term Loan Lenders”) have agreed to provide, subject to the terms and conditions set forth herein, Incremental Term Commitments denominated in Dollars in the aggregate principal amount of $40,000,000.00 in accordance with Section 2.14 of the Credit Agreement; and

WHEREAS, the Borrowers intend to use the Net Cash Proceeds of the 2018 Incremental Term Loans (as defined below), pursuant to Section 2.14 of the Credit Agreement, (i) to make a Restricted Payment in an amount not to exceed $26,800,000 on or about the Second Amendment Effective Date (as defined below), (ii) to pay the Holdback Amount when due in accordance with the terms of the ML Acquisition Agreement and (iii) to pay fees and expenses incurred in connection with the 2018 Incremental Term Loans and each of the foregoing.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION	I. INCREMENTAL TERM LOANS

(a) Subject to the terms and conditions of this Second Amendment and the Credit Agreement, each Incremental Term Loan Lender severally agrees, to make Incremental Term Loans (the “2018 Incremental Term Loans”) by delivering to the Administrative Agent immediately available funds for the account of the Borrowers on the Second Amendment Effective Date in a principal amount equal to the amount set forth opposite such Incremental Term Loan Lender’s name in Schedule A annexed hereto (the “Incremental Term Loan Commitments”). Once borrowed, amounts repaid in respect of the 2018 Incremental Term Loans may not be reborrowed. The Incremental Term Loan Commitments hereunder will terminate in full upon the making of the 2018 Incremental Term Loans referred to herein.

(b) The 2018 Incremental Term Loans shall be borrowed in full on the Second Amendment Effective Date, at which time the Incremental Term Loan Commitments shall be automatically terminated in full.

(c) This Second Amendment shall constitute (i) the notice required pursuant to Section 2.14 of the Credit Agreement and (ii) an Incremental Commitment Amendment for purposes of Section 2.14 of the Credit Agreement.

(d) The proceeds of the 2018 Incremental Term Loans shall be used (i) to make a Restricted Payment in the amount an amount not to exceed $26,800,000 on or about the Second Amendment Effective Date, (ii) to pay the Holdback Amount when due in accordance with the terms of the ML Acquisition Agreement and (iii) to pay fees and expenses incurred in connection with the 2018 Incremental Term Loans and each of the foregoing.

(e) The 2018 Incremental Term Loans shall be additional Term Loans of the same tranche as (and be an increase to, and fungible with) the Term Loans in existence under the Existing Credit Agreement on the Second Amendment Effective Date (the “Existing Term Loans”) and shall be “Term Loans” for all purposes of the Loan Documents (and, for the avoidance of doubt, shall commence amortizing on December 31, 2018 and shall amortize at the same percentage as the Existing Term Loans on the Second Amendment Effective Date). Accordingly, (i) the 2018 Incremental Term Loans shall constitute Obligations of the Borrowers, (ii) the 2018 Incremental Term Loans shall be secured and guaranteed on a pari passu basis with the Existing Term Loans and (iii) except to the extent otherwise set forth herein, the terms and conditions applicable to the 2018 Incremental Term Loans shall be the same as the terms and conditions applicable to the Existing Term Loans.

(f) From and after the Second Amendment Effective Date, in no event shall the Net Cash Proceeds of the 2018 Incremental Term Loans constitute Unrestricted Cash and Cash Equivalents in calculating and/or determining Consolidated Funded Indebtedness.

SECTION	II. CONDITIONS TO EFFECTIVENESS.

The commitments of each Incremental Term Loan Lender hereunder and the effectiveness of this Second Amendment are subject to the satisfaction, or waiver of the following conditions (the date upon which all of such conditions are satisfied or waived, the “Second Amendment Effective Date”):

A. Execution. The Administrative Agent shall have received a counterpart signature page to this Second Amendment, duly executed by each of the Loan Parties, each of the Incremental Term Loan Lenders and the Administrative Agent.

B. Fees. Substantially concurrently with the Second Amendment Effective Date, the Borrowers shall have paid, or the Administrative Agent shall have received evidence reasonably acceptable to it that the Borrowers will pay, all fees due and payable to each Incremental Term Loan Lender and the Administrative Agent on or prior to the Second Amendment Effective Date in accordance with the Credit Agreement and pursuant to this Second Amendment and that certain Fee Letter, dated as of December 21, 2018, by and among the Borrowers, Antares Holdings LP and Golub Capital LLC.

C. Expenses. The Administrative Agent shall have received payment of all out-of-pocket expenses, including reimbursement or other payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP), in each case incurred in connection with the preparation, negotiation and execution of this Second Amendment and other matters relating to the Credit Agreement to the extent invoiced and to the extent provided for, and in accordance with, Section 10.04(a) of the Credit Agreement.

D. No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result immediately after giving effect to the making and incurrence of the Incremental Term Loan Commitments, or the use of proceeds thereof.

E. Representations and Warranties. The representations and warranties made by each Loan Party set forth in Article V of the Credit Agreement, in Section IV herein or in any other Loan Document executed on or prior to the date hereof shall be true and correct in all material respects (or in all respects if already by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date (in each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date, and except that for purposes of this clause (E), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

F. Documentary Conditions. The Administrative Agent shall have received each of the following, dated as of the Second Amendment Effective Date:

(a) such duly executed certificates of resolutions or consents, incumbency certificates and/or other duly executed certificates of Responsible Officers of each Loan Party as the Administrative Agent or the Incremental Term Loan Lenders may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

(b) such documents and duly executed certifications as the Administrative Agent or the Incremental Term Loan Lenders may reasonably require to evidence that each Loan Party is duly organized, incorporated or formed, and, to the extent applicable, that each Loan Party is validly existing, in good standing (to the extent such concept exists in the applicable jurisdiction) and qualified to engage in business in its jurisdiction of incorporation or formation; and

(c) a Solvency Certificate, dated the Second Amendment Effective Date, signed by a chief financial officer or an authorized senior financial officer of Holdings, substantially in the form of Exhibit H to the Credit Agreement;

(d) a customary certificate dated the Closing Date, signed by a chief executive officer, chief financial officer or a senior vice president of the Borrowers, confirming compliance with the conditions precedent set forth in clauses (D) and (E) of this Section II have been satisfied;

(e) a duly executed Borrowing Notice in accordance with the requirements of Section 2.02 of the Credit Agreement;

(f) a customary opinion of (A) Kirkland & Ellis LLP, counsel to the Loan Parties, and (B) Holland & Knight LLP, special Florida counsel to the Loan Parties, addressed to each Agent, each L/C Issuer and each Lender, each in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters concerning the Loan Parties, the Amendment and the Loan Documents as the Incremental Term Loan Lenders may reasonably request; and

(g) customary lien searches and filings as the Administrative Agent may reasonably require to assure that the 2018 Incremental Term Loans contemplated hereby are secured by the Collateral ratably with the Existing Term Loans.

SECTION	III. CONDITIONS TO DRAWING OF 2018 INCREMENTAL TERM LOANS.

The obligation of each Incremental Term Loan Lender to make the 2018 Incremental Term Loans is subject to the satisfaction, or waiver of the following conditions (the date upon which all of such conditions are satisfied or waived, the “2018 Incremental Term Loans Funding Date”):

A. Amendment. The Second Amendment Effective Date shall have occurred.

B. Amended Credit Agreement Conditions. The conditions precedent set forth in Section 4.03 of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms thereof.

SECTION	IV. REPRESENTATIONS AND WARRANTIES.

In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein and for the Incremental Term Loan Lenders to provide the Incremental Term Loan Commitments, the Loan Parties hereto represent and warrant as of the date hereof:

A. Confirmation of Representations and Warranties. The representations and warranties made by each Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document executed on or prior to the date hereof shall be true and correct in all material respects (or in all respects if already by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date (in each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date.

B. Binding Effect. This Second Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Second Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject as to enforceability to the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditor’s rights generally, and the effect of general principles of equity, whether applied by a court of law or equity.

SECTION	V. ACKNOWLEDGMENT AND CONSENT.

Each Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the modifications contained herein. Each Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

Each Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents (as they may be modified by this Second Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future amendments to the Credit Agreement.

SECTION	VI. MISCELLANEOUS.

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(ii) Except for the consent, waiver, amendments and modifications expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed and this Second Amendment shall not be considered a novation. The consent, waiver, amendments and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrowers remains in the sole and absolute discretion of Administrative Agent and Lenders.

(iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv) Each Loan Party hereby (A) confirms the obligations of such Loan Party under the Amended Credit Agreement (including with respect to the 2018 Incremental Term Loans) and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Documents and the other Loan Documents and constitute Obligations, (B) ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Documents or any other Loan Document to Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (C) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Second Amendment).

(v) This Second Amendment shall be deemed to be a Loan Document and an Incremental Commitment Amendment, each as defined in the Credit Agreement.

(vi) Upon the occurrence of the Second Amendment Effective Date, each Incremental Term Loan Lender that is not, prior to the effectiveness of this Second Amendment, a “Term Lender” or “Lender” under the Amended Credit Agreement, (A) shall be a “Term Lender” or “Lender” for all purposes of the Credit Agreement and the Loan Documents, (B) agrees to be bound by the terms and conditions of the Amended Credit Agreement and the Loan Documents and (C) will have all of the rights and obligation of a “Lender” under the Amended Credit Agreement and the Loan Documents.

B. Headings. Section and Subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

D. Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.17 and 10.18 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.

E. Indemnification. The Borrowers hereby confirm that the indemnification provisions set forth in Section 10.04 of the Credit Agreement shall apply to this Second Amendment and the transactions contemplated hereby.

F. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile, electronic signature or in any other electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

G. Entire Agreement. This Second Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

H. Severability. Any term or provision of this Second Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Second Amendment or affecting the validity or enforceability of any of the terms or provisions of this Second Amendment in any other jurisdiction. If any provision of this Second Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PROJECT ANGEL HOLDINGS, LLC, as Initial Borrower

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

PROJECT ANGEL INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

MERIDIANLINK, INC., as a Borrower

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

PROFESSIONAL CREDIT REPORTING, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Chief Financial Officer

ML EAST ACQUISITION SUBSIDIARY, INC.

By:	/s/ Chad Martin
Name:	Chad Martin
Title:	Treasurer

[Signature Page to Second Amendment]

ANTARES CAPITAL LP, as Administrative Agent

By:	/s/ Phillip P. Smith
Name:	Phillip P. Smith
Its:	Duly Authorized Signatory

ANTARES HOLDINGS LP, as an Incremental Term Loan Lender

By:	Antares Holdings GP Inc., its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Its:	Duly Authorized Signatory

ANTARES ASSETCO LP, as an Incremental Term Loan Lender

By:	Antares Assetco GP LLC, its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Its:	Duly Authorized Signatory

[Signature Page to Second Amendment]

Golub Capital Finance Funding LLC, as an Incremental Term Loan Lender

By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Peach Funding Corporation, as an Incremental Term Loan Lender

By:	GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Second Amendment]

Schedule A

Incremental Term Loan Commitments

Incremental Term Loan Lender	Incremental Term Loan Commitment
Antares Holdings LP	$5,185,185.18
Antares Assetco LP	$14,814,814.82
Golub Capital Finance Funding LLC	$18,900,000.00
Peach Funding Corporation	$1,100,000.00